                             as of January 10, 1997




D.H. Blair Investment Banking Corp.
44 Wall Street
New York, New York  10005

Gentlemen:

         In connection with your acting as underwriter (the "Underwriter") of the proposed initial public offering (the "Offering") of Units of Paradigm Music Entertainment Company (the "Company") and in consideration of and in order to induce you to enter into an underwriting agreement with respect to the Offering, the undersigned hereby agrees that, for a period of 13 months after the commencement of the Offering, he will not (i), directly or indirectly, issue, offer, sell (including any short sale), grant any option for the sale of, acquire any option to dispose of, assign, transfer, pledge or otherwise encumber or dispose of, any shares of Class A Common Stock or Class B Common Stock, $.01 par value of the Company (collectively, the "Common Stock"), or securities convertible into or exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of such Common Stock or any beneficial interest therein held by the undersigned, without your prior written consent; provided, however, that the undersigned may (a) transfer shares of Common Stock to (i) its spouse, parent, sibling or lineal descendants, (ii) any trust for the benefit of such persons, or (iii) any distributee, legatee or devisee of the undersigned who acquires its shares by will or operation of law upon the death or dissolution of the undersigned, if such transferee agrees in writing to be bound by the terms of this agreement to the same extent as the undersigned and
(b) sell or otherwise dispose of any shares of the Company's Common Stock purchased in the open market subsequent to the commencement of the Offering; (2) any pre-emptive rights which the undersigned may hold with respect to the Offering are hereby waived; and (3) any registration rights which the undersigned may have with respect to the Common Stock of the Company are hereby waived in connection with the Offering and for a period of 12 months thereafter.

                                                     Very truly yours,


                                                      /s/ Scott R. Grodnick
                                                      ---------------------
                                                       Scott R. Grodnick
                              as of November  ,1995


D.H. Blair Investment Banking Corp.
44 Wall Street
New York, New York  10005

Gentlemen:

         In connection with your acting as the placement agent in respect of the private offering (the "Offering") of Units of Paradigm Music Entertainment Co. (the "Company"), each Unit consisting of 50,000 shares of the Company's Class A Common Stock,$.01 par value (the "Class A Common Stock"), and in consideration of and in order to induce you to act as placement agent in connection with the Offering, the undersigned hereby agrees that: (1) for a period of 13 months after the commencement of the Company's initial public offering (the "IPO") it will not, directly or indirectly, issue, offer, sell (including any short sale), grant any option for the sale of, acquire any option to dispose of, assign, transfer, pledge or otherwise encumber or dispose of, any shares of Class A Common Stock or Class B Common Stock, $.01 par value of the Company (collectively, the "Common Stock"), or securities convertible into or exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of such Common Stock or any beneficial interest therein held by the undersigned, without your prior written consent; provided, however, that the undersigned may (a) transfer shares of Common Stock to (i) its spouse, parent, sibling or lineal descendants, (ii) any trust for the benefit of such persons, or (iii) any distributee, legatee or devisee of the undersigned who acquires its shares by will or operation of law upon the death or dissolution of the undersigned, if such transferee agrees in writing to be bound by the terms of this agreement to the same extent as the undersigned and (b) sell or otherwise dispose of any shares of the Company's Common Stock purchased in the open market subsequent to the commencement of the IPO; (2) any pre-emptive rights which the undersigned may hold with respect to the Offering are hereby waived; and (3) any registration rights which the undersigned may have with respect to the Common Stock of the Company are hereby waived in connection with the IPO and for a period of 12 months thereafter.

                                                   Very truly yours,

                                                   -----------------------------
                             as of November 21, 1995


D.H. Blair Investment Banking Corp.
44 Wall Street
New York, New York  10005

Gentlemen:

         In connection with your acting as the placement agent in respect of the private offering (the "Offering") of Units of Paradigm Music Entertainment Co. (the "Company"), each Unit consisting of 50,000 shares of the Company's Class A Common Stock,$.01 par value (the "Class A Common Stock"), and in consideration of and in order to induce you to act as placement agent in connection with the Offering, the undersigned hereby agrees that: (1) for a period of 13 months after the commencement of the Company's initial public offering (the "IPO") it will not, directly or indirectly, issue, offer, sell (including any short sale), grant any option for the sale of, acquire any option to dispose of, assign, transfer, pledge or otherwise encumber or dispose of, any shares of Class A Common Stock or Class B Common Stock, $.01 par value of the Company (collectively, the "Common Stock"), or securities convertible into or exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of such Common Stock or any beneficial interest therein held by the undersigned, without your prior written consent; provided, however, that the undersigned may (a) transfer shares of Common Stock to (i) its spouse, parent, sibling or lineal descendants, (ii) any trust for the benefit of such persons, or (iii) any distributee, legatee or devisee of the undersigned who acquires its shares by will or operation of law upon the death or dissolution of the undersigned, if such transferee agrees in writing to be bound by the terms of this agreement to the same extent as the undersigned and (b) sell or otherwise dispose of any shares of the Company's Common Stock purchased in the open market subsequent to the commencement of the IPO; (2) any pre-emptive rights which the undersigned may hold with respect to the Offering are hereby waived; and (3) any registration rights which the undersigned may have with respect to the Common Stock of the Company are hereby waived in connection with the IPO and for a period of 12 months thereafter.

                                                     Very truly yours,


                                                     /s/ Thomas McPartland
                                                     ---------------------
                                                      Thomas McPartland








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